THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

AGREEMENT made this 6th day of October, 2003, by and between Langara Group, Inc., a Province of Alberta corporation (hereinafter, called "ISSUER") and the individuals listed in Exhibit A attached hereto and made an integral part hereof (hereinafter, called "E-TREND"), which E-TREND owns 100% of LANGARA ENTERTAINMENT, INC a music distribution company (hereinafter, called "E-TREND").

In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

THE  PARTIES  HERETO  AGREE  AS  FOLLOWS:

1.   EXCHANGE  OF  SECURITIES.  Subject  to  the  terms  and  conditions of this
     ------------------------
     Agreement, the ISSUER agrees to issue to E-TREND, 250 shares of the ISSUER, par value of $0.001 per share (hereinafter, called the "SHARES") in exchange for 1000 shares representing 100% of all the issued and outstanding stock of Langara Entertainment, Inc. The 250 shares represent 25% of all the issued and outstanding stock of the company Langara Group, Inc.)

2.   REPRESENTATIONS AND WARRANTIES. ISSUER represents and  warrants  to E-TREND
     -------------------------------
     and  E-TREND  the  following:

i    Organization.ISSUER  is  a corporation duly organized under the laws of the
     -------------
     Province of Alberta and has all the necessary corporate powers to own properties and carry on a business, and is duly qualified to do business in the Province of Alberta. All actions taken by the incorporators, directors and E-TREND of the ISSUER have been valid and in accordance with the laws of the State of Province of Alberta.

ii   Capital.The  authorized  capital  stock  of the ISSUER  is 5,000  shares of
     --------
     common stock, $0.001 par value, of which 750 are issued and outstanding and zero shares of preferred stock, $0.001 per value, of which there are no issued and outstanding. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions, and legal or equitable rights of others not a party to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from the treasury any additional shares of its capital stock. None of the outstanding shares of the ISSUER are subject to any stock restriction agreements. All of the E-TREND of the ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of the State of Province of Alberta.

iii. Financial  Statements.   Un-audited  Statements
     ----------------------

iv.  Absence  of  Change. Since  the  date of the balance sheet,  there  has not
     --------------------
     been any change in the financial condition or operations of the ISSUER, except changes in the ordinary course of business, which changes have not, in the aggregate, been materially adverse.

v.   Liabilities.  ISSUER  does not  have any debt,  liability, or obligation of
     ------------
     any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUER'S financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the ISSUER or its common stock. There is no dispute of any kind between the ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At the closing, ISSUER will be free from any and all liabilities, liens, claims and/or commitments.

vi.  Ability  to  Carry  out  Obligation.  ISSUER  has  the  right,  power,  and
     ------------------------------------
     authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by ISSUER and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or the provisions of, or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the ISSUER or its E-TREND are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) any event that would cause the ISSUER to be liable to any party, or (c) any event that would result in the creation or imposition or any lien, charge or encumbrance on any assets of the ISSUER or upon the securities of the ISSUER to be acquired by the E-TREND.

vii. Full Disclosure. None of the representations and  warranties  made  by  the
     ----------------
     ISSUER, or any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

viii.Contracts  and Leases. ISSUER is not currently carrying on any business and
     ----------------------
     is not a party to any contract, agreement, or lease. No person holds a power of attorney from ISSUER.

ix.  Compliance  with  the  Laws. ISSUER  has  complied  with,  and  is  not  in
     ----------------------------
     violation of any federal, state or local statue, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal, and state securities laws in connection with the issuance, sale and distribution of its securities.

X.   Litigation.  ISSUER  is not (and has not been) a party to any suit, action,
     -----------
     arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best of the knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

xi.  Conduct  of  Business.  Prior  to  the  closing,  the  ISSUER shall conduct
     ----------------------
     business in the normal course, and shall not (a) sell, pledge, or assign any assets, (b) amend its article of incorporation or By-laws, (c) declare dividends, redeem or sell stock or other securities, (d) incur any liabilities, (e) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (f) enter into any other transaction.

xii. Corporate  Documents.  Copies of each  of  the following  documents,  which
     ---------------------
     are true, complete and correct in all material respects, will be attached hereto and made an integral part hereof to this Agreement:

     (1)  Articles  of  Incorporation;
     (2)  By-laws;
     (3)  Minutes  of  E-TREND  Meetings;
     (4)  Minutes  of  Directors  Meetings;
     (5)  List  of  Officers  and  Directors;
     (6)  Balance  Sheet  as  described  in  Section  2(iii);  and
     (7) Stock register and stock records of the ISSUER and a current, accurate list of the ISSUER's E-TREND.

xiii.Documents. All minutes, consents or other documents pertaining to the ISSUER to be delivered at the closing shall be valid and in accordance with the laws of the State of Province of Alberta.

xiv Title. The Shares to be issued to E-TREND will be, at the closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has any right to receive any proxy or similar instrument with respect to such shares, except as provided for in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to the E-TREND. 'Mere is no applicable local, state or federal law, rule or regulation, or decree which would, as a result of the issuance of the Shares to E-TREND, impair, restrict, or delay E-TREND'S voting rights with respect to the Shares.

xv.  Lock-Up.  ISSUER  will  cause, to the extent requested by any  underwriter,
     --------
     broker-dealer, market maker, or the like, of securities of ISSUER, the E-TREND of ISSUER to agree not to sell or otherwise transfer or dispose of any or all of the shares of ISSUER presently outstanding, during any period of time as so requested. In order to enforce the foregoing covenant, ISSUER agrees to impose stop-transfer instructions as to such stock.

3.   E-TREND  REPRESENT and  warrant  to  the ISSUER  the  following:
     --------------------------------------------------------------

i.   Organization.   All  actions  taken  by E-TREND, the owners and E-TREND  of
     -------------
     the  E-TREND  have  been  valid  and  in  accordance  with  all  laws.

ii.  Counsel.  E-TREND  represent  and  warrant prior to the Closing, that  they
     --------
     are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction.

4.   INVESTMENT  INTENT.  E-TREND agrees that the Shares  being  issued pursuant
     -------------------
     to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (hereinafter called a "TRANSFER"), only pursuant to an effective registration statement under the 1933 ACT, or pursuant to an exemption from registration under the 1933 ACT, the availability of which is to be established to the satisfaction of the ISSUER.

5.   CLOSING.  Theclosing of this transaction shall take place at the offices of
     --------
     eAngels Equity, LLC 4764 Park Granada, #107, Calabasas, CA. 91302, upon receipt or exchange, as the case may be of the items referenced in Section 6, below. Closing date will be set for the latest, October 6th, 2003 at 5PM West Coast Time.

6.   DOCUMENTATION  TO  BE  DELIVERED  AT  CLOSING.
     ----------------------------------------------

i.   By  the ISSUER
     -------------

     (1) Board of Directors Minutes authorizing the issuance of a certificate or certificates for total of 250 new shares registered in the names of the E-TREND.

     (2) Such other minutes of ISSUER's E-TREND or directors as may reasonably be required by E-TREND.

ii.  By E-TREND:
     -----------

     (1)  Consents  signed by E-TREND consenting to the terms of this Agreement.

     (2) 1,000 shares of LANGARA ENTERTAINMENT, INC. representing 100% issued and outstanding.

     (3) All the business and corporate records of LANGARA ENTERTAINMENT, INC, including but not limited to, correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

7.   REMEDIES.
     ---------

i.   Arbitration.  Any controversy or claim arising out of, or relating to, this
     ------------
     Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in the State of Province of Alberta in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

8.   MISCELLANEOUS.
     --------------

i.   Captions  and Headings.  The Article and paragraph headings throughout this
     -----------------------
     Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

ii.  No  Oral  Change.  The  Agreement  and  any  provision  hereof,  may not be
         -------------
     waived, changes, modified, or discharged orally, but only by agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

iii. Non Waiver. Except as otherwise expressly  provided  herein,  no waiver  of
     -----------
     any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

iv.  Time of Essence.  Time is of the essence of the Agreement and of  each  and
     ---------------
     every  provision  hereof.

V.   Entire  Agreement.  This  Agreement  contains  the  entire  agreement  and
     ------------------
     understanding between the parties hereto, and supersedes all prior agreements and understandings.

vi.  Counterparts.  This  Agreement  may  be  executed simultaneously in one  or
     -------------
     more counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument.

vii. Notices.  All notices, requests,  demands,  and  other communications under
     --------
     this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom the notice is to be given, or the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly address, and by fax, as follows:


     E-TREND:                               ISSUER:
     --------                               -------

     E-Trend  Networks,  Inc.               Langara  Group,  Inc.
     3753 Howard Hughes Parkway,  #200      3753 Howard Hughes Parkway,  #200
     Las Vegas, Province of Alberta 89109   Las Vegas, Province of Alberta 89109



IN WITNESS WHEREOF, the undersigned has executed this Agreement this 6th day of October, 2003


E-TREND  NETWORKS,  INC.                     LANGARA  GROUP,  INC.


/s/ Garrett  Krause                          /s/ Garrett  Krause
-------------------                          ---------------------
Garrett Krause as per Directors              Garrett Krause as per the E-TREND
Resolution of E-Trend Networks, Inc.         and Directors Langara Group, Inc.




                                    EXHIBIT A

                          E-TREND TO BE ISSUED SHARES



E-Trend Networks     250,000 Preferred shares